Exhibit 10(d)33

                         AMENDMENT NO. 1


          This AMENDMENT NO. 1 (this "Amendment") is dated as of January 31, 1996 and entered into by and among RIVER BEND FUEL SERVICES, INC., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (collectively, the "Lenders") and CIBC INC., as Agent for the Lenders (the "Agent") and is made with reference to that certain Credit Agreement dated as of December 29, 1993 (the "Credit Agreement"), by and between the Borrower and CIBC Inc. as the sole initial Lender and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                            RECITALS

          WHEREAS, the Borrower, the Lender and the Agent wish to amend the Credit Agreement to increase the Commitment Amount from $25,000,000 to $30,000,000; and

          WHEREAS, subject to the terms and conditions of this Amendment, the Agent and the Lender are willing to agree to such amendment;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.     AMENDMENTS

     (a) Section 1.1 of the Credit Agreement is hereby amended so that the amount "$30,000,000" is substituted for the amount
"$25,000,000" in the definition of "Commitment Amount" contained therein.

     (b) Section 1.1 of the Credit Agreement is hereby further amended so that the definition of "Disclosure Documents" contained therein reads in its entirety as follows:

          "Disclosure Documents" means the following documents:

          (i) the annual report of GSU on Form 10-K for the fiscal year ended December 31, 1994;

          (ii) GSU's quarterly reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 1995;
     and

          (iii)     the periodic reports of GSU on Form 8-K dated
     July 26, 1995 and October 25, 1995, and any other periodic reports of GSU filed with the Securities and Exchange
     Commission which have been delivered to the Lenders before January 31, 1996."

SECTION 2.     CONDITIONS TO EFFECTIVENESS

     Section 1 of this Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (upon such satisfaction, the "Amendment
Effective Date") on or before January 31, 1996:

     (a) Resolutions, etc. The Agent shall have received from the Borrower and GSU a certificate, dated the Amendment Effective
Date, of its Authorized Officer as to

          (i) resolutions of its Board of Directors or a committee thereof then in full force and effect authorizing the execution, delivery and performance of this Amendment, the Notes and each other Loan Document to be executed by it;
     and

          (ii) the incumbency and signatures of those of its officers authorized to act with respect to this Amendment, the Notes and each other Loan Document executed by it,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of an Authorized
Officer of such Obligor canceling or amending such prior certificate.

     (b) Delivery of Replacement Note. The Agent shall have received, for the account of the Lender, its Note (substantially in the form of Exhibit A hereto) duly executed and delivered by the Borrower and duly authenticated by the Indenture Trustee, in replacement of the Note No. BR-1 dated December 29, 1993 of the Borrower payable to the order of CIBC Inc. in the maximum principal amount of $25,000,000 which shall be marked "exchanged" and delivered to the Indenture Trustee for cancellation.

     (c) Reaffirmations of Loan Documents. The Agent shall have received reaffirmations, dated the Amendment Effective Date, duly executed by the appropriate Obligor, of the Loan Documents delivered on the Effective Date substantially in the form of Exhibit J and Exhibit K to the Credit Agreement.

     (d) Opinions of Counsel. The Agent shall have received opinions, dated the Amendment Effective Date and addressed to the Agent and the Lender, from

          (i) Laurence M. Hamric, acting as Louisiana and Texas counsel to GSU, substantially in the form of Exhibit B hereto;

          (ii) Morgan, Lewis & Bockius, New York counsel for the
     Borrower, substantially in the form of Exhibit C hereto; and

          (iii) Mayer, Brown & Platt, counsel to the Agent, substantially in the form of Exhibit D hereto.

     (e) Closing Fees, Expenses, etc. The Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 10.3 of the Credit Agreement, if then invoiced.

     (f) Trust Indenture. The Agent shall have received an executed original of each order, certificate and opinion delivered to the Indenture Trustee by the Borrower under Section
12.2 of the Trust Indenture in connection with the replacement
Note being provided in connection with this Amendment.

     (g) Trust Agreement. The Agent shall have received an executed original of each instruction, certificate and other document delivered to the Owner Trustee under the Trust Agreement in connection with the replacement Note being provided in connection with this Amendment.

     (h)  Agent and Lenders Execution.  On or before the
Amendment Effective Date, the Agent and the Lenders shall have delivered to the Agent originally executed copies of this Amendment.

     (i) Compliance with Warranties, No Default, etc. The following statements shall be true and correct on the Amendment Effective Date, before and after giving effect to this Amendment, and the Borrower shall have delivered to the Agent a certificate of an Authorized Officer of the Borrower to the effect that the following statements are true and correct on the Amendment Effective Date, before and after giving effect to this Amendment,

          (i)  the representations and warranties set forth in
     Article VI of the Credit Agreement (excluding, however, those contained in Section 6.7 of the Credit Agreement) shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

          (ii) except as disclosed by the Borrower to the Agent and the Lenders pursuant to Section 6.7 of the Credit
     Agreement

               (1) no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any Obligor which would reasonably be expected to materially adversely affect the Borrower's or such Obligor's business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Amendment, the Credit Agreement as amended hereby (the "Amended Credit Agreement", the Notes or any other Loan Document or any other Basic Document; and

               (2) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 of the Credit Agreement which would reasonably be expected to materially adversely affect the businesses, operations, assets, revenues, properties or prospects of the Borrower or any Obligor;

          (iii) no Default shall have then occurred and be continuing, and neither the Borrower nor any other Obligor is in material violation of any law or governmental regulation or court order or decree which would reasonably be expected to materially adversely affect the businesses, operations, assets, revenues, properties or prospects of the Borrower or any Obligor; and

          (iv) the Authorization of the Chief Accountant of the Federal Energy Regulatory Commission dated December 9, 1988 (OCA-DAS-DA-681, Docket No. ES88-59-000) (the "FERC Order") previously delivered to the Agent shall be in full force and effect, without any modification.

     (j) Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any other Obligor shall be satisfactory in form and substance to the Agent and its counsel; the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may reasonably request.

SECTION 3.     BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce the Agent and the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to the Agent and each Lender that the following statements are true, correct and complete:

     (a) Corporate Power and Authority. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Credit Agreement and the Notes.

     (b) Authorization of Agreements. The execution and delivery of this Amendment and the Notes and the performance of the Amended Credit Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Borrower.

     (c) No Conflict. The execution and delivery by the Borrower of this Amendment and the Notes and the performance by the Borrower of the Amended Credit Agreement and the Notes do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any Obligor, the Certificate or Articles of Incorporation or Bylaws of the Borrower or any Obligor or any order, judgment or decree of any court or other agency of government binding on the Borrower or any Obligor, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of the Borrower or any Obligor, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any Obligor (except as provided in the Basic Documents), or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Borrower or any Obligor.

     (d) Governmental Consents. The execution and delivery by the Borrower of this Amendment and the Notes and the performance by the Borrower of the Amended Credit Agreement and the Notes do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except for the FERC Order.

     (e) Binding Obligation. This Amendment, the Notes and the Amended Credit Agreement have been duly executed and delivered by the Borrower and are the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles of general application.

     (f) Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Article VI of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as through made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     (g) Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default.

     (h) Basic Documents. No modifications or amendments have been made to the Basic Documents in effect on the Effective Date and previously delivered to the Agent except as contemplated thereby or hereby in connection with the issuance of Additional Notes.

     (i) Series D Notes. On the date hereof the Borrower is issuing and selling its Intermediate Term Secured Notes, 6.48% Series D due January 31, 1999 in the aggregate principal amount of $20,000,000, which constitute Additional Notes, and the issuance thereof has been completed prior to the execution and delivery of this Amendment and the making of any additional borrowing under the Amended Credit Agreement on the Amendment Effective Date.

SECTION 4.     MISCELLANEOUS

     (a) Reference to and Effect on the Credit Agreement and the other Loan Documents.

          (1) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

          (2) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (3) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.

     (b) Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 10.3 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

     (c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     (d) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     (e)  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY,
AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE
INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO
CONFLICT OF LAWS PRINCIPLES.

                    [Signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              RIVER BEND FUEL SERVICES, INC.

                              By:_____________________________
                              Title:__________________________


                              CIBC INC., as Agent


                              By:_____________________________
                              Title:__________________________


PERCENTAGE     COMMITMENT        LENDER

100%           $30,000,000       CIBC INC.



                              By:_____________________________
                              Title:__________________________